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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2003

                               CCFNB BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

Pennsylvania                          0-19028              23-2254643
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(State or other jurisdiction of       (Commission          (I.R.S. employer
incorporation)                        file number)         Id. No.)


232 East Street, Bloomsburg, Pennsylvania                  17815
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (570) 784-4400

Former name or former address, if changed from last report: Not applicable
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                               CCFNB BANCORP, INC.
                                    FORM 8-K

Item 1.     Changes in Control of Registrant

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            At the Registrant's Board Meeting of August 14, 2003, the directors authorized the purchase of up to 100,000 shares of its issued and outstanding common stock, from time to time, in open market purchases, through licensed broker-dealer in accordance with the terms, conditions and restriction contained in Rule 10b-18.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements and Exhibits.

            The press release of the Registrant with respect to the stock buy back is attached hereto and incorporated by reference in its entirety herein.

Item 8.     Change in fiscal year.

            Not Applicable
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CCFNB BANCORP, INC.
                                        (Registrant)

                                        /s/ Lance O. Diehl
Date:  August 18, 2003                  ----------------------------------------
                                        Lance O. Diehl
                                        Chief Executive Officer


                                        /s/ Virginia D. Kocher
Date:  August 18, 2003                  ----------------------------------------
                                        Virginia D. Kocher
                                        Treasurer and Assistant
                                        Secretary
                                        (Chief Financial Officer)